Putnam
Tax Exempt
Income Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-03


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FROM THE TRUSTEES

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Dear Fellow Shareholder:

Given the prevailing economic and market environment during the six months ended March 31, 2003, the performance of Putnam Tax Exempt Income Fund is understandable, but not especially distinguished. For the semiannual period the fund's return was basically flat at net asset value. It underperformed its benchmark and slightly outperformed its Lipper category average. The details can be found on page 8.

The municipal-bond market continued to be plagued by a lackluster business environment, its deleterious effect on tax revenues, and the special challenges facing certain types of industrial development bonds. An oversupply created by some record-breaking bond issuances put a damper on prices. In the following report, your fund's managers explain in detail how these and other events affected fund performance. They also discuss prospects for the second half of the fiscal year.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
May 21, 2003


REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Tax Exempt Income Fund posted a flat return for the semiannual period ended March 31, 2003, with class A shares providing returns of 0.47% at net asset value and -4.27% at public offering price.

* The fund underperformed its benchmark, the Lehman Municipal Bond Index, which returned 1.21% for the period.

* At net asset value, the fund slightly outperformed the average for its Lipper category, General Municipal Debt Funds, which was 0.33%.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

These results should be viewed in the context of a challenging market environment characterized by a rekindling of investor interest in equities, declining credit quality for many municipal bonds, difficulties in several industrial revenue bond sectors, and an increased supply of bonds over the period. This fund's underperformance relative to its benchmark, the Lehman Municipal Bond Index, is due largely to the fund's larger proportion of higher-yielding, lower-quality holdings than the index. Specifically, the fund's holdings of airline-related industrial development bonds (IDBs, discussed in more detail on page 4) hurt both its absolute and relative performance over the past six months because the airline industry's ongoing difficulties affected investor perceptions of these bonds' value throughout the period. The fund slightly outperformed the average for its Lipper category, however, because of strong performance by revenue bonds issued by municipal utilities.

Fund Profile

Putnam Tax Exempt Income Fund may be appropriate for investors who seek a high a level of current income exempt from federal income taxes, while also seeking to preserve capital. The fund invests mainly in intermediate- to long-term investment-grade bonds from a wide range of municipalities and industry sectors. Although it may invest a portion of its assets in lower-rated high-yield bonds, the management team seeks to maintain a high level of portfolio quality.

* MARKET OVERVIEW

The environment for bonds shifted as the semiannual period began in October. Municipal-bond yields generally rose during the period, resulting in lower prices and negative returns.

Several factors contributed to negative performance in the first half of the year. Because of the slower economy, state and local municipalities saw significant declines in tax revenues, which caused subsequent declines in credit quality. United Airlines, which had been a municipal issuer, filed for bankruptcy, and became the latest in a series of bankruptcies within the troubled airline industry. In addition, parts of the electric power sector were under duress. These difficulties detracted from the performance of industrial development bonds (IDBs). Finally, the supply of municipal bonds was quite large throughout 2002 and in the first three months of 2003. The California Department of Water Resources was behind the largest issuance of municipal bonds ever brought to market. In addition, a large number of tobacco settlement bonds (bonds issued by municipalities and secured by the settlement from class-action lawsuits against the tobacco industry) were issued, further boosting the supply. All told, over $320 billion in municipal bonds was issued in 2002 -- an all-time record. This had a dampening effect on municipal-bond prices.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/03

Bonds

Lehman Municipal Bond Index                                1.21%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index                                2.99%
-----------------------------------------------------------------------
Lehman Intermediate Government Bond Index                  1.91%
-----------------------------------------------------------------------
Lipper Money Market Funds category average                 0.34%
-----------------------------------------------------------------------

Equities

Russell 1000 Value Index (large-cap value stocks)          3.90%
-----------------------------------------------------------------------
Russell 1000 Growth Index (large-cap growth stocks)        6.01%
-----------------------------------------------------------------------
S&P 500 Index (broad market stocks)                        5.02%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors. They assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


* STRATEGY OVERVIEW

While investment-grade bonds continue to comprise the largest part of the portfolio, your fund has maintained its exposure to higher-yielding securities. We adopted a defensive duration strategy in response to the October sell-off, but later extended the fund's duration. (Duration is a measure of sensitivity to interest-rate changes. A fund with a longer duration is more sensitive to changes in rates, whether up or down.) We diversified the fund further, and increased its exposure to New York and California tax-exempt bonds. We have also reduced exposure to tobacco settlement bonds, discussed further on page 5.

During the period, municipal-bond yields were extremely high relative to Treasury yields, offering investors almost the same yield as a comparable Treasury bond without the need to pay taxes on the income. We consequently executed a "cross-market" strategy, in which we bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts. We expect the yield ratios to trend back to a more normal level as municipal supply moderates and demand increases. If interest rates rise (causing bond prices to fall), the fund could have a loss on the municipal bonds, but we believe it may more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (causing bond prices to rise), the fund could have a loss on the Treasury futures contracts, but we believe it may make a greater amount on the municipal bonds.

[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO CREDIT QUALITY COMPARED]

PORTFOLIO CREDIT QUALITY COMPARED*

              as of 9/30/02     as of 3/31/03

Aaa/AAA           46.4%             53.7%

Aa/AA              8.8%              7.4%

A                  7.7%              7.3%

Baa/BBB           18.7%             18.4%

Ba/BB              7.3%              5.7%

B                  2.0%              2.9%

VMIG1/A-1          7.2%              3.3%

Other              1.9%              1.3%

Footnote reads:
*As a percentage of market value as of 3/31/03. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* HOW KEY HOLDINGS AND ALLOCATIONS AFFECTED PERFORMANCE

As with any well-diversified portfolio, certain key holdings and sector allocations -- not necessarily the fund's largest positions -- have a greater effect on performance in any given period. Over the past six months, two types of industrial development bonds (IDBs) in the portfolio have particularly influenced performance. IDBs are municipal bonds issued to encourage local expansion by various businesses. They are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. So, investor perceptions of the backing company's health, or of its industry group as a whole, often affect prices of these bonds.

The portfolio contained three bonds backed by United Airlines, which filed for bankruptcy in December 2002. Two of our holdings were secured by leases on United's airport gates and maintenance facilities. These facilities are considered more valuable than unsecured debt in that the bankruptcy trustee has the ability to release the facilities if United decides not to make the lease payments. The portfolio also contains bonds issued by American Airlines, which performed particularly poorly over the period. American began the period on better footing than United, but announced a $3 billion loss for 2002, along with a weak outlook for 2003. The carrier narrowly avoided a bankruptcy filing by gaining labor concessions that will lower costs and raise productivity. However, investors remain concerned about the company's outlook, and its bonds lost value over the period.

[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS AS OF 3/31/03]

TOP SECTOR WEIGHTINGS AS OF 3/31/03*

Utilities                       21.3%

Hospitals/health care           15.2%

Transportation                  11.5%

Water and sewer                  3.1%

Education                        3.0%

Footnote reads:
*Weightings are shown as a percentage of net assets. Holdings will vary over time.

The fund also held IDBs backed by electric power companies, as well as a number of revenue bonds issued by municipal utilities (which are owned by a municipality as opposed to a private company). These included bonds issued by the North Carolina Eastern Municipal Power Authority and the North Carolina Municipal Power Agency for Catawba. These bonds are investment grade and considered relatively stable -- their interest payments are supported by user fees -- which helps explain why they performed well during this uncertain period.

One of the largest positive contributors to performance over the past six months was a District of Columbia GO (general obligation bond) holding that was prerefunded. In a prerefunding, a new bond is issued at current lower interest rates in order to refinance an older, higher-coupon bond. The proceeds from the second bond issue are usually invested in Treasury securities that secure the interest and principal payments of the refinanced bonds. This generally improves the perceived creditworthiness of the older bond and may translate into a higher rating. In this case, the prerefunding changed the bond's maturity date from 6/1/2026 to 6/1/2007. It also upgraded the bond's underlying credit quality, which had been Baa1 (Moody's)/BBB+ (Standard & Poors), by giving it the backing of U.S. Treasury securities rather than the credit quality of the District of Columbia. The result of these changes was meaningful price appreciation for the bond.

Another key development during the period was our decision to reduce the fund's exposure to tobacco bonds. These bonds are issued by municipalities and secured by the settlement payments from lawsuits against the tobacco industry. They tend to be relatively high in quality, but because they are subject to some specialized risks, they generally offer higher yields than other bonds of comparable quality. Among the special risks of investing in tobacco bonds is the possibility that their income stream could be affected by a decline in the tobacco industry or as a result of litigation. We have always approached these bonds with caution, and as the supply of these issues mushroomed, we decided to hold fewer in the portfolio. Although we had not precisely anticipated the current legal problems specific to Philip Morris, investors' recent retreat from tobacco bonds has reinforced the prudence of our decision.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Joyce Dragone, and Jerome Jacobs.

OF SPECIAL INTEREST

* After the end of the fiscal period, a court judgment against tobacco giant Philip Morris USA led the company to state that a scheduled payment of $2.5 billion to the states might be in jeopardy. This payment is part of the settlement that secures the tobacco bonds issued by the states. Fortunately, the fund had already reduced its allocation to tobacco bonds, although at this time it is unclear what effect Philip Morris' financial difficulties will have on this municipal-bond sector.

THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal-bond market is cautiously positive. As the world emerges on the other side of the war with Iraq, we believe some measure of calm may return to the financial markets. Although the risk of a weaker economy later this year cannot be denied, we expect business activity to pick up again, albeit at a slow pace and accompanied by continued volatility. We believe municipal bonds should perform well versus other fixed-income sectors as demand builds from investors seeking shelter from more volatile markets. Although the tax-free marketplace is certainly not immune to the forces that buffet other markets, it is generally less volatile.

We believe that already strained municipal budgets will continue to be pressured, partly due to the additional financial strain of home-front protection measures, which add to costs at a time when there is a push for tax cuts to stimulate economic growth. Historically, credit quality for state and local governments has lagged a general economic recovery by six to nine months or longer, so we expect municipal credit quality to remain fragile for some time to come. Yields on municipal bonds are currently high relative to yields on taxable issues, and we expect that relationship will return to normal over time. However, we believe the market continues to offer attractive value for investors who understand and are willing to accept the risks. At this time, we believe a moderate level of risk has the potential to reward shareholders and we have positioned your fund accordingly.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended March 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 9 and 10 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 3/31/03

                     Class A        Class B         Class C        Class M
(inception dates)   (12/31/76)      (1/4/93)       (7/26/99)      (2/16/95)
                    NAV    POP     NAV    CDSC     NAV    CDSC    NAV    POP
------------------------------------------------------------------------------
6 months           0.47% -4.27%   0.13%  -4.77%  -0.03%  -1.01%  0.33% -2.95%
------------------------------------------------------------------------------
1 year             6.07   1.03    5.31    0.31    5.12    4.12   5.73   2.30
------------------------------------------------------------------------------
5 years           23.77  17.87   19.73   17.83   18.49   18.49  21.92  17.96
Annual average     4.36   3.34    3.67    3.34    3.45    3.45   4.04   3.36
------------------------------------------------------------------------------
10 years          65.36  57.54   54.93   54.93   52.06   52.06  60.40  55.25
Annual average     5.16   4.65    4.48    4.48    4.28    4.28   4.84   4.50
------------------------------------------------------------------------------
Annual average
(life of fund)     7.62   7.42    6.78    6.78    6.75    6.75   7.17   7.03
------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/03

                                                      Lipper General
                                                      Municipal Debt
                                    Lehman Municipal  Funds category
                                     Bond Index          average*
----------------------------------------------------------------------
6 months                                1.21%             0.33%
----------------------------------------------------------------------
1 year                                  9.89              8.30
----------------------------------------------------------------------
5 years                                34.28             25.13
Annual average                          6.07              4.57
----------------------------------------------------------------------
10 years                               86.77             69.72
Annual average                          6.45              5.42
----------------------------------------------------------------------
Annual average
(life of fund)                            --+             6.85
----------------------------------------------------------------------

*Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/03, there were 296, 291, 211, and 95 funds, respectively, in this Lipper category.

+Index inception date was 12/31/79.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/03

                    Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Distributions
(number)               6              6              6              6
------------------------------------------------------------------------------
Income 1            $0.210123      $0.180363      $0.176054      $0.197396
------------------------------------------------------------------------------
Capital gains 1        --             --             --             --
------------------------------------------------------------------------------
  Total             $0.210123      $0.180363      $0.176054      $0.197396
------------------------------------------------------------------------------
Share value:       NAV    POP          NAV           NAV         NAV    POP
------------------------------------------------------------------------------
9/30/02          $8.88  $9.32        $8.88         $8.89       $8.90  $9.20
------------------------------------------------------------------------------
3/31/03           8.71   9.14         8.71          8.71        8.73   9.02
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2            4.75%  4.52%        4.09%         3.94%       4.45%  4.30%
------------------------------------------------------------------------------
Taxable
equivalent 3      7.74   7.36         6.66          6.42        7.25   7.00
------------------------------------------------------------------------------
Current
30-day SEC
yield 4           4.05   3.86         3.40          3.24        3.75   3.63
------------------------------------------------------------------------------
Taxable
equivalent 3      6.60   6.29         5.54          5.28        6.11   5.91
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.6% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and up to 10 years.

Lipper Money Market Fund Average is an arithmetic average of the total return of all money market mutual funds.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
March 31, 2003 (Unaudited)


KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
BIGI                -- Bond Investors Guaranty Insurance Company
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
PSFG                -- Permanent School Fund Guaranteed
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                     RATING(RAT)              VALUE
Alabama (1.6%)
-------------------------------------------------------------------------------------------------------------------
         $8,500,000 Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                    Ser. A, 6.7s, 12/1/24                                                 Baa1           $8,786,875
          9,280,000 Jackson Cnty., Hlth. Care Auth. TRAN, 7 7/8s, 5/1/19                  AAA/P           9,982,125
          7,500,000 Jefferson Cnty., Swr. Rev. Bonds, 5 3/4s, 2/1/38                      Aaa             8,728,125
                                                                                                      -------------
                                                                                                         27,497,125

Alaska (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,475,000 AK State Hsg. Fin. Corp. Rev. Bonds, 4.4s, 12/1/31                    Aaa             5,735,063

Arizona (2.0%)
-------------------------------------------------------------------------------------------------------------------
          6,510,000 AZ State Muni. Fin. Program COP, Ser. 34,
                    BIGI, 7 1/4s, 8/1/09                                                  Aaa             8,129,363
          3,250,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                      B-/P            3,335,313
          7,205,000 Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
                    Vista Regl. Hlth.), Ser. A, 6.2s, 12/1/21                             BB+/P           7,096,925
         10,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                    Aaa            12,825,000
          2,645,000 Phoenix, Civic Impt. Corp. Rev. Bonds (Jr. Lien),
                    FGIC, 5 1/2s, 7/1/22                                                  Aaa             2,998,769
                                                                                                      -------------
                                                                                                         34,385,370

Arkansas (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            4,197,375
          3,175,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                BB/P            3,476,625
                                                                                                      -------------
                                                                                                          7,674,000

California (8.6%)
-------------------------------------------------------------------------------------------------------------------
         15,500,000 Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. 99-A,
                    MBIA, zero %, 10/1/31                                                 Aaa             3,332,500
                    CA State Dept. of Wtr. Resources Rev. Bonds
         14,500,000 Ser. A, AMBAC, 6s, 5/1/15                                             A3             16,439,375
          3,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/15                                         Aaa             3,371,250
          2,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/13                                         Aaa             2,262,500
            500,000 Ser. A, AMBAC, 5 1/2s, 5/1/11                                         A3                558,125
         10,000,000 Ser. 1101, AMBAC, 5 1/2s, 5/1/10                                      Aaa            12,325,000
         15,000,000 Ser. 1099, AMBAC, 5 1/2s, 5/1/10                                      Aaa            18,918,750
         10,000,000 Ser. 1100, 5 1/2s, 5/1/15                                             Aaa            13,725,000
                    CA State G.O. Bonds, MBIA
          1,145,000 5 3/4s, 12/1/11                                                       AAA             1,325,338
          1,125,000 5 1/4s, 10/1/13                                                       Aaa             1,268,438
          1,000,000 5 1/4s, 10/1/11                                                       AAA             1,131,250
         18,900,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev.
                    Bonds (Capital Projects), Ser. A, MBIA, 5s, 10/1/23                   Aaa            18,951,030
          7,000,000 Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
                    (United Air Lines, Inc.), Ser. G, 8.8s, 11/15/21
                    (In default) (NON)                                                    D/P             3,500,000
                    San Joaquin Hills, Trans. Corridor Agcy. (Toll Road)
                    Rev. Bonds
         21,000,000 Ser. A, MBIA, zero %, 1/15/36                                         Aaa             3,622,500
         53,760,000 zero %, 1/1/24                                                        Aaa            18,816,000
         27,400,000 zero %, 1/1/18                                                        Aaa            14,076,750
         17,690,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Area Redev.), MBIA, 5s, 8/1/20                                Aaa            18,207,786
                                                                                                      -------------
                                                                                                        151,831,592

Colorado (0.3%)
-------------------------------------------------------------------------------------------------------------------
            500,000 CO Hlth. Fac. Auth. Rev. Bonds (Evangelical Lutheran),
                    2.8s, 10/1/04                                                         A3                507,500
          3,750,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30                        A3              3,965,625
          1,100,000 Denver, Hlth. & Hosp. Auth. VRDN, Ser. B,
                    1.2s, 12/1/31                                                         VMIG1           1,100,000
                                                                                                      -------------
                                                                                                          5,573,125

Connecticut (1.7%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   A3              8,340,000
          5,500,000 CT State Hlth. Edl. Fac. Auth. VRDN (Yale U),
                    Ser. V-1, 1.15s, 7/1/36                                               VMIG1           5,500,000
                    Mashantucket, Western Pequot Tribe 144A
                    Rev. Bonds, Ser. A
          7,435,000 6.4s, 9/1/11                                                          Aaa             8,680,363
          7,565,000 6.4s, 9/1/11 (Prerefunded)                                            Aaa             8,160,744
                                                                                                      -------------
                                                                                                         30,681,107

District of Columbia (5.6%)
-------------------------------------------------------------------------------------------------------------------
                    DC G.O. Bonds, Ser. A
         39,250,000 6 3/8s, 6/1/26                                                        AAA            45,628,125
         38,175,000 6s, 6/1/26                                                            Baa1           44,664,750
                    DC Tobacco Settlement Fin. Corp. Rev. Bonds
          2,400,000 6 3/4s, 5/15/40                                                       A               2,199,000
          7,500,000 6 1/2s, 5/15/33                                                       A               6,871,875
                                                                                                      -------------
                                                                                                         99,363,750

Florida (3.8%)
-------------------------------------------------------------------------------------------------------------------
         11,010,000 FL State Fin. Dept. Gen. Svcs. IFB (Rites-PA 414B),
                    FSA, 8 1/4s, 7/1/12 (acquired 9/2/98,
                    cost $14,268,960) (RES)                                               AAA/P          15,152,513
          5,530,000 Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
                    7 1/4s, 10/1/29                                                       BBB-/P          5,896,363
         18,500,000 Hernando Cnty., Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16 (SEG)                              Aaa            25,391,250
          5,000,000 Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Adventist Hlth. Sunbelt Hosp.), 3.35s, 11/15/32                      A3              5,131,250
          1,900,000 Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                    (Shell Point Village), Ser. A, 5 1/2s, 11/15/29                       BBB-            1,707,625
          3,700,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19                       BB              3,367,000
                    Oakstead Cmnty. Dev. Dist. Cap. Impt. Rev. Bonds
          1,175,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,232,281
          2,000,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            2,055,000
                    Tampa, Util. Tax & Special Rev. Bonds, AMBAC
          1,500,000 6s, 10/1/09                                                           AAA             1,773,750
          1,500,000 6s, 10/1/08                                                           AAA             1,764,375
          2,500,000 6s, 10/1/07                                                           AAA             2,893,750
                                                                                                      -------------
                                                                                                         66,365,157

Georgia (3.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Atlanta, Arpt. Rev. Bonds, Ser. A, FGIC, 5.6s, 1/1/30                 Aaa             1,060,000
          3,300,000 Atlanta, Waste Wtr. VRDN, Ser. C, FSA, 1.15s, 11/1/41                 VMIG1           3,300,000
          5,000,000 Burke Cnty., Poll. Control Dev. Auth. (GA Power Co.),
                    4.45s, 1/1/32                                                         A2              5,262,500
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
         10,000,000 Ser. B, FGIC, 8 1/4s, 1/1/11                                          Aaa            13,087,500
         20,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           AAA            24,881,875
          1,200,000 Ser. Y, AMBAC, 6.4s, 1/1/13 (Prerefunded)                             AAA             1,462,500
         10,460,000 GA State G.O. Bonds, Ser. D, 6.8s, 8/1/11                             Aaa            13,035,775
          1,950,000 Richmond Cnty. Dev. Auth. Rev. Bonds
                    (Amt-Intl Paper Co. Project), Ser. A, 6 1/4s, 2/1/25                  Baa2            1,993,875
                                                                                                      -------------
                                                                                                         64,084,025

Hawaii (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    HI State G.O. Bonds, Ser. CY, FSA
          8,000,000 5 1/2s, 2/1/12                                                        Aaa             9,130,000
         10,000,000 5 1/2s, 2/1/11                                                        Aaa            11,375,000
                                                                                                      -------------
                                                                                                         20,505,000

Illinois (2.9%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000 zero %, 12/1/17                                                       Aaa             2,693,250
          7,750,000 zero %, 12/1/16                                                       Aaa             4,136,563
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
         14,500,000 (American Airlines, Inc.), 8.2s, 12/1/24                              Caa2            2,537,500
          7,450,000 (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16
                    (In default) (NON)                                                    D/P               651,875
          3,000,000 Chicago, Wtr. Rev. Bonds, AMBAC, 5 3/4s, 11/1/30                      Aaa             3,450,000
         13,000,000 IL Dev. Fin. Auth. Rev. Bonds, 5.85s, 2/1/07                          BBB            13,666,250
                    IL State G.O. Bonds
          5,500,000 FGIC, 6s, 11/1/26                                                     Aaa             6,565,625
          5,000,000 MBIA, 5 1/2s, 8/1/18                                                  Aaa             5,775,000
          1,650,000 FSA, 5 3/8s, 10/1/12                                                  Aaa             1,883,063
          1,000,000 IL State Sales Tax Rev. Bonds, Ser. I, FGIC, 6s, 6/15/27              Aaa             1,183,750
          7,500,000 IL Regl. Trans. Auth. Rev. Bonds, Ser. B, MBIA,
                    5 3/4s, 6/1/33                                                        Aaa             8,718,750
                                                                                                      -------------
                                                                                                         51,261,626

Indiana (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 IN Ed. Fac. Fin. Auth. Rev. Bonds (Butler U. Project),
                    MBIA, 5 1/2s, 2/1/26                                                  Aaa             1,056,250
          2,000,000 IN Hlth. Fac. Fin. Auth. VRDN, 1.2s, 10/1/32                          A-1             2,000,000
          4,150,000 IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            4,051,438
          5,000,000 IN U. Rev. Bonds (Student Fee), Ser. O, FGIC,
                    5 3/4s, 8/1/17                                                        Aaa             5,887,500
         18,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. A, 6 1/2s, 11/15/31
                    (In default) (NON)                                                    D/P             4,860,000
                                                                                                      -------------
                                                                                                         17,855,188

Iowa (0.1%)
-------------------------------------------------------------------------------------------------------------------
            100,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9.15s, 7/1/09                                     BBB-/P            116,500
          1,395,000 IA State Higher Ed. Loan Auth. VRDN (Mount Mercy
                    College Project), 1.15s, 7/1/25                                       AA-             1,395,000
                                                                                                      -------------
                                                                                                          1,511,500

Kansas (1.1%)
-------------------------------------------------------------------------------------------------------------------
         18,200,000 Burlington, Poll. Control IFB (KS Gas & Electric Co.),
                    Ser. 91-4, MBIA, 9.67s, 6/1/31 (acquired various
                    dates from 6/20/91 to 2/14/94, cost $21,181,360) (RES)                Aaa            20,020,000

Kentucky (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 KY State Property & Bldg. Comm. Rev. Bonds
                    (Project No. 74), FSA, 5 1/4s, 2/1/07                                 Aaa             1,942,500
          1,000,000 Louisville & Jefferson Cnty., Metropolitan Swr. Dist.
                    Rev. Bonds, Ser. A, MBIA, 5 1/2s, 5/15/34                             Aaa             1,063,750
                                                                                                      -------------
                                                                                                          3,006,250

Louisiana (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Jefferson Parish School Board Rev. Bonds,
                    MBIA, 5s, 2/1/04                                                      Aaa             1,393,700
          8,500,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              CCC/P           7,713,750
         17,800,000 Lake Charles, Harbor & Term Dist. Port Fac.
                    Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                           Baa2           18,567,180
          4,050,000 Plaquemines Port Harbor & Terminal Dist. Marine
                    Term Fac. Rev. Bonds (Electro-Coal-A), 5s, 9/1/07                     Baa2            3,888,000
          8,565,000 W. Feliciana Parish, Poll. Control Rev. Bonds
                    (Gulf States Util. Co.), Ser. III, 7.7s, 12/1/14                      Ba1             8,749,747
                                                                                                      -------------
                                                                                                         40,312,377

Maine (0.7%)
-------------------------------------------------------------------------------------------------------------------
         11,935,000 Bucksport, Solid Waste Disp. Rev. Bonds
                    (Champion Intl. Corp.), 6 1/4s, 5/1/10                                Baa2           12,109,012

Maryland (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Howard Cnty., Rev. Bonds, Ser. A, 8s, 5/15/29                         BB-/P           6,600,000

Massachusetts (4.9%)
-------------------------------------------------------------------------------------------------------------------
                    MA Dev. Fin. Agcy. Rev. Bonds
          5,000,000 (Semass Syst.), Ser. A, MBIA, 5 5/8s, 1/1/13                          Aaa             5,631,250
          6,500,000 Ser. A, MBIA, 5 1/2s, 1/1/11                                          Aaa             7,271,875
         23,190,000 MA State G.O. Bonds, Ser. A, MBIA, 6s, 11/1/11                        AAA            27,451,163
         19,000,000 MA State Rev. Bonds (Grant Anticipation Notes),
                    Ser. A, MBIA, 5 1/2s, 6/15/13                                         Aaa            21,755,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,500,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            3,613,750
          7,000,000 (Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22                      Aaa             7,927,500
          2,700,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            2,494,125
            100,000 (Milton Hosp.), Ser. C, 5 1/2s, 7/1/16                                BBB+              101,875
            650,000 5s, 5/15/11                                                           AAA/P             830,375
          5,700,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           AAA/P           8,443,125
            500,000 Maynard, G.O. Bonds, MBIA, 5s, 2/1/12                                 Aaa               553,750
                                                                                                      -------------
                                                                                                         86,073,788

Michigan (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Delta Cnty., Econ. Dev. Corp. Rev. Bonds, Ser. A,
                    6 1/4s, 4/15/27                                                       Baa2            1,513,125
          1,000,000 Detroit, City School Dist. G.O. Bonds (School Bldg. &
                    Site Impt.), Ser. A, FGIC, 6s, 5/1/19                                 AAA             1,197,500
          4,245,000 Detroit, Local Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A, 5 1/2s, 5/1/21                                    BB-             3,512,738
                    MI State Hosp. Fin. Auth. Rev. Bonds
          5,000,000 (Sinai Hosp.), 6.7s, 1/1/26                                           Baa3            4,581,250
          3,000,000 (Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32                               A2              3,045,000
                    MI State Strategic Fund Ltd. Rev. Bonds
                    (Detroit Edison Poll. Control)
          5,000,000 5.65s, 9/1/29                                                         AAA             5,081,250
          8,000,000 5.45s, 9/1/29                                                         A3              8,160,000
                    MI State Strategic Fund Solid Waste Disp. Rev. Bonds
          4,900,000 (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P           4,569,250
         10,000,000 (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                              BB/P           10,275,000
          6,745,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/13                      Ba1             5,775,406
          9,455,000 Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 6 3/4s, 12/1/15                           B-/P            6,051,200
                                                                                                      -------------
                                                                                                         53,761,719

Minnesota (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,025,000 Arden Hills, Hsg. & Healthcare Fac. VRDN
                    (Presbyterian Homes), Ser. A, 1.2s, 9/1/29                            A-1             2,025,000
          6,445,000 Cohasset, VRDN (MN Pwr. & Light Co. Project),
                    1.15s, 6/1/20                                                         A-1+            6,445,000
          4,010,000 Martin Cnty., Hosp. Rev. Bonds (Fairmont
                    Cmnty. Hosp.), 6 5/8s, 9/1/22                                         BBB-/P          4,010,000
          2,900,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B-/P            1,866,875
          4,005,000 MN State Higher Ed. Fac. Auth. VRDN
                    (St. Olaf College), 1.15s, 10/1/32                                    VMIG1           4,005,000
          4,500,000 Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. A, AMBAC, 5 1/4s, 1/1/16                                         Aaa             5,073,750
                                                                                                      -------------
                                                                                                         23,425,625

Mississippi (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 MS State G.O. Bonds, Ser. A, FSA, 5 1/4s, 11/1/21                     AAA             5,537,500

Missouri (2.4%)
-------------------------------------------------------------------------------------------------------------------
          3,250,000 Cape Girardeau Cnty. Indl. Dev. Auth. Rev. Bonds
                    (St. Francis Med. Ctr.), Ser. A, 5 1/2s, 6/1/27                       A               3,278,438
          6,000,000 Kansas City, Indl. Dev. Auth. Hosp. VRDN
                    (Research Hlth. Svcs. Syst.), MBIA, 1.2s, 10/15/14                    VMIG1           6,000,000
                    MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
         14,400,000 (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aa2            15,462,000
          9,500,000 (Washington U.), Ser. A, 5s, 2/15/33                                  Aa1             9,642,500
                    MO State Hlth. & Edl. Fac. Auth. VRDN
          2,100,000 (Jesuit High School), 1.2s, 11/1/27                                   A-1             2,100,000
          6,000,000 (Cox Hlth. Syst.), AMBAC, 1.2s, 6/1/22                                VMIG1           6,000,000
                                                                                                      -------------
                                                                                                         42,482,938

Montana (1.0%)
-------------------------------------------------------------------------------------------------------------------
         14,050,000 Forsyth, VRDN (Pacific Corp. Project), 1.2s, 1/1/18                   VMIG1          14,050,000
          4,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             3,920,000
                                                                                                      -------------
                                                                                                         17,970,000

Nebraska (0.5%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 NE Investment Fin. Auth. Hosp. IFB (Bishop Clarkson
                    Memorial Hosp.), MBIA, 11.870s, 12/8/16                               Aaa             9,230,220

Nevada (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,590,000 Clark Cnty., Passenger Fac. Rev. Bonds
                    (Las Vegas-McCarran Intl. Arpt.), Ser. A,
                    AMBAC, 6.15s, 7/1/07                                                  Aaa             1,820,550
          6,500,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        B-/P            6,540,625
          1,000,000 Truckee Meadows Wtr. Auth. Rev. Bonds, Ser. A,
                    FSA, 5 1/2s, 7/1/11                                                   Aaa             1,141,250
                                                                                                      -------------
                                                                                                          9,502,425

New Hampshire (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Hlth. Care
                    Syst.-Covenant Hlth.), 6 1/8s, 7/1/31                                 A-              4,130,000
         10,500,000 NH State Tpk. Syst. IFB, FGIC, 12.243s, 11/1/17                       Aaa            13,321,875
                                                                                                      -------------
                                                                                                         17,451,875

New Jersey (2.6%)
-------------------------------------------------------------------------------------------------------------------
          2,150,000 NJ Econ. Dev. Auth. Rev. Bonds (Cedar Crest
                    Vlg. Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                             BB-/P           2,152,688
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          5,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            5,475,000
          9,500,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                               BB/P            9,891,875
          5,000,000 (South Jersey Hosp.), 6s, 7/1/12                                      Baa1            5,568,750
            500,000 (Atlantic City Med. Ctr.), 5 3/4s, 7/1/25                             A3                518,125
                    NJ State Trans. Trust Fund Auth. Rev. Bonds
          6,250,000 (Trans. Syst.), MBIA, 6 1/2s, 6/15/10                                 Aaa             7,539,063
          3,750,000 (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                         Aaa             4,551,563
          5,000,000 Ser. A, 5 5/8s, 6/15/14                                               Aa3             5,781,250
          3,500,000 Tobacco Settlement Fin. Corp. Rev. Bonds, 7s, 6/1/41                  A               3,346,875
                                                                                                      -------------
                                                                                                         44,825,189

New York (15.1%)
-------------------------------------------------------------------------------------------------------------------
         12,500,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7 1/4s,
                    12/1/24 (acquired 5/19/98, cost $13,587,500) (RES)                    BBB+/P         14,015,625
         10,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, FSA, 5 1/2s, 12/1/13                                          Aaa            11,487,500
          5,500,000 Metropolitan Trans. Auth. Fac. Rev. Bonds, Ser. A,
                    FGIC, 5 7/8s, 4/1/25                                                  Aaa             6,469,375
          4,000,000 Metropolitan Trans. Auth. Svc. Contract Rev. Bonds,
                    Ser. A , MBIA, 5 1/2s, 1/1/20                                         AAA             4,390,000
                    Nassau Cnty., Hlth. Care Syst. Rev. Bonds, FSA
          5,000,000 6s, 8/1/15                                                            Aaa             5,850,000
          4,410,000 6s, 8/1/14                                                            Aaa             5,159,700
                    NY City, G.O. Bonds
         13,235,000 Ser. B, MBIA, 6 1/2s, 8/15/10                                         AAA            15,782,738
          6,765,000 Ser. D, MBIA, 6 1/2s, 11/1/09                                         Aaa             8,075,719
          6,475,000 Ser. B, 5 1/2s, 12/1/12                                               A2              7,041,563
          5,000,000 Ser. C, 5 1/2s, 8/1/14                                                A2              5,375,000
          5,770,000 Ser. C, 5 1/2s, 8/1/13                                                A2              6,246,025
          5,000,000 NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Polytechnic U. ), 6s, 11/1/20                                        Baa3            4,768,750
         10,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds (Visy Paper Inc.),
                    7.95s, 1/1/28                                                         B+/P           10,000,000
                    NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
                    (JFK I, LLC Project), Ser. A
         11,500,000 6s, 7/1/27                                                            Baa3           11,902,500
         10,500,000 5 1/2s, 7/1/28                                                        Baa3           10,158,750
          7,875,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    BBB-            3,780,000
          2,800,000 NY City, State Dorm. Auth. Lease Rev. Bonds
                    (Court Fac.), 6s, 5/15/39                                             A               3,059,000
         23,000,000 NY State Dorm. Auth. Cap. Appn. Rev. Bonds
                    (State U.), Ser. B, MBIA, zero %, 5/15/09                             Aaa            19,003,750
                    NY State Dorm. Auth. Rev. Bonds
          7,500,000 (State U. Edl. Fac.), MBIA, 6s, 5/15/16                               AAA             8,662,500
          7,000,000 (State U. Edl. Fac.), MBIA, 6s, 5/15/15                               AAA             8,155,000
         10,900,000 (U. Syst. Construction), Ser. A, 6s, 7/1/20                           AA-            12,943,750
         12,485,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                       AA-            14,560,631
         23,100,000 (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19                         AA-            26,074,125
         17,090,000 NY State Env. Fac. Corp. Rev. Bonds (NY City
                    Muni. Wtr. Project), Ser. K, 5s, 6/15/12                              Aaa            18,991,263
          5,500,000 NY State Hwy. & Bridge Auth. Rev. Bonds, Ser. B,
                    FGIC, 5 1/2s, 4/1/10                                                  Aaa             6,276,875
          2,000,000 NY State Pwr. Auth. Rev. Bonds, 5s, 11/15/06                          Aa2             2,222,500
                    Port Auth. NY & NJ Rev. Bonds
          6,000,000 (Kennedy Intl. Arpt. - 5th Installment),
                    6 3/4s, 10/1/19                                                       BB+/P           6,232,500
          3,075,000 (Kennedy Intl. Arpt. - 4th Installment),
                    6 3/4s, 10/1/11                                                       BB+/P           3,247,969
                    Syracuse, G.O. Bonds (Pub. Impt.), Ser. A, FSA
          1,200,000 6s, 4/15/13                                                           Aaa             1,375,500
          1,150,000 6s, 4/15/12                                                           Aaa             1,319,625
          1,075,000 6s, 4/15/11                                                           Aaa             1,234,906
          1,025,000 6s, 4/15/10                                                           Aaa             1,180,031
                                                                                                      -------------
                                                                                                        265,043,170

North Carolina (5.8%)
-------------------------------------------------------------------------------------------------------------------
         19,700,000 NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 9.278s,
                    1/1/25 (Acquired various dates from 12/28/93 to
                    4/12/95, cost $23,983,708) (RES)                                      Aaa            26,693,500
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
         11,680,000 Ser. C, MBIA, 7s, 1/1/13                                              Aaa            14,614,600
          5,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             5,481,250
         10,000,000 AMBAC, 6s, 1/1/18                                                     AAA            11,950,000
          5,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             5,025,000
          2,500,000 NC Med. Care Cmnty. Healthcare Fac. Rev. Bonds
                    (1st Mtge. - Presbyterian Homes), 7s, 10/1/31                         BB/P            2,709,375
                    NC Med. Care Comm. Retirement Fac. Rev. Bonds
          3,000,000 (United Methodist Home), 7 1/8s, 10/1/23                              BB+/P           3,138,750
          3,000,000 (First Mtge.-Forest at Duke Project), 6 3/8s, 9/1/32                  BB+/P           3,037,500
                    NC State Muni. Pwr. Agcy. Rev. Bonds
         27,000,000 (No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                        Baa1           29,598,738
            200,000 Ser. A, 5 1/2s, 1/1/13                                                Baa1              218,500
                                                                                                      -------------
                                                                                                        102,467,213

Ohio (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32                        A               3,123,750
            500,000 Franklin Cnty., Rev. Bonds (Online Computer
                    Library Ctr.), 5s, 4/15/11                                            A                 535,625
         13,395,000 Hamilton Cnty., Rev. Bonds (Sales Tax), Ser. B,
                    AMBAC, zero %, 12/1/28                                                Aaa             3,650,138
          1,336,621 Lake Cnty., Indl. Dev. Rev. Bonds (Madison Inn
                    Hlth. Ctr.), 12s, 5/1/14                                              A-/P            1,351,311
          5,000,000 OH State Higher Ed. Fac. (Kenyon College Project),
                    4.95s, 7/1/37                                                         A2              5,181,250
          1,000,000 OH State Higher Ed. Fac. Rev. Bonds (Case Western
                    Reserve U.), 5 1/2s, 10/1/22                                          Aa2             1,086,250
          4,000,000 OH State Wtr. Dev. Auth. Rev. Bonds
                    (Cleveland Electric), 6.1s, 8/1/20                                    Baa2            4,070,000
                                                                                                      -------------
                                                                                                         18,998,324

Oklahoma (1.0%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care),
                    Ser. A, 5 5/8s, 8/15/29                                               B1             10,875,000
          6,000,000 OK State Indl. Dev. Auth. Rev. Bonds (Hlth. Syst.-
                    Oblig. Group), Ser. A, 5 3/4s, 8/15/29                                Aaa             6,517,500
                                                                                                      -------------
                                                                                                         17,392,500

Oregon (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,405,000 OR State Hsg. & Cmnty. Services Dept. Rev. Bonds
                    (Single Family Mtg.), Ser. J, 4.7s, 7/1/30                            Aa2             5,702,275

Pennsylvania (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Allegheny Cnty., Sanitation Auth. Rev. Bonds, MBIA,
                    5 1/2s, 12/1/30                                                       Aaa             1,062,500
          8,050,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            8,331,750
          7,255,000 Clearfield, Hosp. Auth. Rev. Bonds (Clearfield Hosp.),
                    6 7/8s, 6/1/16                                                        BBB             7,391,031
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          6,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            6,232,500
         10,000,000 (Clover), Ser. D, 7 1/8s, 12/1/15                                     BBB-           10,387,500
         12,700,000 Ser. A, 6.4s, 1/1/09                                                  BBB-           12,922,250
          1,000,000 PA State Econ. Dev. Fin. Auth. Rev. Bonds
                    (Amtrak Project), Ser. A , 6 1/4s, 11/1/31                            A3                867,500
          2,315,000 PA State G.O. Bonds, Ser. 2nd, FSA, 4s, 5/1/04                        Aaa             2,385,700
          1,485,000 Philadelphia, Auth. for Indl. Dev. Rev. Bonds, Ser. B,
                    FSA, 5 1/4s, 10/1/10                                                  Aaa             1,674,338
          5,529,788 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
                    (Graduate Hlth. Syst.), 7 1/4s, 7/1/10 (In default) (NON)             D/P                 6,912
          2,000,000 Philadelphia, School Dist. G.O. Bonds, Ser. A, FSA,
                    5 1/2s, 2/1/22                                                        Aaa             2,155,000
                                                                                                      -------------
                                                                                                         53,416,981

Puerto Rico (1.6%)
-------------------------------------------------------------------------------------------------------------------
          9,735,000 Cmnwlth. of PR, G.O. Bonds, FGIC, 5 1/2s, 7/1/13                      Aaa            11,316,938
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds, MBIA
          6,700,000 6 1/4s, 7/1/12                                                        Aaa             8,174,000
          5,000,000 Ser. B, 5 7/8s, 7/1/35                                                Aaa             5,600,000
          2,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, 5 3/8s, 7/1/16               AAA             2,290,000
            250,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                       Baa2              256,875
                                                                                                      -------------
                                                                                                         27,637,813

South Carolina (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,630,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             2,643,150
          2,100,000 Lexington Cnty., Rev. Bonds, 5 1/2s, 11/1/32                          A2              2,121,000
          7,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
                    6 3/8s, 5/15/30                                                       A               6,335,000
                                                                                                      -------------
                                                                                                         11,099,150

Tennessee (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              Baa2            3,405,000
                    Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mountain States Hlth.), Ser. A
          7,000,000 7 1/2s, 7/1/33                                                        Baa2            7,638,750
          5,000,000 7 1/2s, 7/1/25                                                        Baa2            5,481,250
          2,000,000 Memphis-Shelby Cnty. Arpt. Auth. Rev. Bonds
                    (Federal Express Corp.), 5.05s, 9/1/12                                Baa2            2,100,000
            500,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Methodist Healthcare), 6 1/2s, 9/1/26                                Baa1              533,125
                                                                                                      -------------
                                                                                                         19,158,125

Texas (7.2%)
-------------------------------------------------------------------------------------------------------------------
          4,250,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
                    Methodist Retirement), Ser. A, 5 7/8s, 11/15/18                       BB+/P           3,989,688
         11,250,000 Alliance, Arpt. Auth. Rev. Bonds (American
                    Airlines, Inc.), 7 1/2s, 12/1/29                                      Caa2            2,250,000
          3,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
                    (American Opty-Waterford), Ser. A1, 7s, 12/1/36                       A3              3,165,000
          8,000,000 Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.), 6 3/8s, 5/1/35                       Caa2            1,400,000
          1,530,000 Fort Bend, Indpt. School Dist. G.O. Bonds,
                    4 1/2s, 8/15/04                                                       AAA             1,596,938
            750,000 Grapevine, Indl. Dev. Corp. VRDN, 1.2s, 3/1/10                        A-1               750,000
          5,000,000 Gulf Coast Waste Disp. Rev. Bonds, Ser. A, 6.1s, 8/1/24               Baa2            5,000,000
         12,555,000 Harris Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, 5 5/8s, 7/1/12                              Aaa            13,904,663
                    Harris Cnty., Houston Sports Auth. Rev. Bonds, MBIA
          5,000,000 Ser. B, 5 1/4s, 6/1/29                                                Aaa             5,106,250
         20,000,000 Ser. A, zero %, 11/15/34                                              Aaa             3,525,000
                    Houston, Arpt. Syst. Rev. Bonds
                    (Continental Airlines, Inc.)
         10,880,000 Ser. B, 5.7s, 7/15/29                                                 B               4,909,600
          8,000,000 Ser. C, 5.7s, 7/15/29                                                 B               3,610,000
          1,000,000 Ser. B, FSA, 5 1/2s, 7/1/30                                           Aaa             1,045,000
          5,000,000 Houston, Wtr. & Swr. Rev. Bonds, Ser. A, FSA,
                    5 3/4s, 12/1/32                                                       Aaa             5,762,500
          2,560,000 Killeen Indpt. School Dist. G.O. Bonds, PSFG,
                    5 1/4s, 2/15/19                                                       Aaa             2,732,800
         10,325,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial
                    Hlth. Syst. of East TX), 6 7/8s, 2/15/26                              BBB-            9,653,875
          4,705,000 North Central Hlth. Fac. Dev. Corp. VRDN (Dates
                    Hosp. Prsbytrn Med. Ctr), Ser. C, 1.19s, 12/1/15                      VMIG1           4,705,000
          2,500,000 Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21                  BBB+            2,600,000
          4,500,000 Tarrant Regl. Wtr. Dist. Rev. Bonds (Refunding & Impt.),
                    FSA, 5s, 3/1/12                                                       Aaa             4,950,000
          6,500,000 TX State Indl. Dev. Corp. Rev. Bonds
                    (Arco Pipelines Co.), 7 3/8s, 10/1/20                                 Aa1             8,311,875
         20,800,000 TX State Rev. Bonds, 6.2s, 9/30/11                                    Aa1            24,726,000
         10,000,000 TX State Tpk. Auth. Rev. Bonds, FGIC, 5 1/2s, 1/1/15                  Aaa            10,937,500
                    TX Technical University Revenues Rev. Bonds
                    (Fin. Syst.), Ser. 7th, MBIA
          1,000,000 5s, 8/15/08                                                           Aaa             1,116,250
          1,000,000 5s, 8/15/07                                                           Aaa             1,112,500
                                                                                                      -------------
                                                                                                        126,860,439

Utah (1.7%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                    Ser. A, 8 1/8s, 5/15/15                                               AAA             6,706,250
         19,065,000 UT State Rev. Bonds (UT State Pwr. Supply),
                    Ser. B, MBIA, 6 1/2s, 7/1/09                                          Aaa            22,711,181
                                                                                                      -------------
                                                                                                         29,417,431

Vermont (0.5%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Hosp. Med. Ctr.), FGIC, 6 1/4s, 9/1/19                               Aaa             7,888,952

Virginia (2.7%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
                    (United Methodist), Ser. A, 6 1/2s, 6/1/22                            BB+/P           3,985,000
         10,500,000 Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 8.988s, 8/23/27                                    Aaa            14,030,625
         25,600,000 Winchester, Indl. Dev. Auth. IFB (Winchester Med. Ctr.),
                    AMBAC, 5s, 1/21/14                                                    Aaa            29,152,000
                                                                                                      -------------
                                                                                                         47,167,625

Washington (0.7%)
-------------------------------------------------------------------------------------------------------------------
         11,000,000 King Cnty., School Dist. G.O. Bonds, FSA,
                    5 1/2s, 12/1/12                                                       Aaa            12,622,500

Wisconsin (0.5%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 Badger Tobacco Settlement Asset Securitization Corp.
                    Rev. Bonds, 6 3/8s, 6/1/32                                            A               9,397,500
                                                                                                      -------------
                    Total Municipal Bonds and Notes (cost $1,666,044,087)                            $1,730,902,544

PREFERRED STOCKS (0.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.                              $4,340,000
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    6.875% cum. pfd.                                                                      6,585,000
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    Ser. B, 7 3/4s cum. pfd.                                                              4,475,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $14,000,000)                                           $15,400,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,680,044,087)                                          $1,746,302,544
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,760,035,343.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2003 was $75,881,638 or 4.3% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2003.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 2003.

      The fund had the following industry group concentrations greater than 10% at March 31, 2003 (as a percentage of net assets):

            Utilities 21.3%
            Hospitals/health care 15.2
            Transportation 11.5

      The fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

            MBIA 17.2%

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2003

                                    Aggregate Face   Expiration     Unrealized
                      Market Value       Value          Date      Depreciation
------------------------------------------------------------------------------
US Treasury Note
10 yr (Short)         $197,814,715    $197,292,123     Jun-03       $(522,592)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,680,044,087) (Note 1)                                                     $1,746,302,544
-------------------------------------------------------------------------------------------
Cash                                                                              1,564,309
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   26,833,487
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,405,084
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,205,434
-------------------------------------------------------------------------------------------
Total assets                                                                  1,777,310,858

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               914,813
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,481,612
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  9,242,941
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,261,419
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,187,861
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          125,475
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       108,835
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,257
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              907,782
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               42,520
-------------------------------------------------------------------------------------------
Total liabilities                                                                17,275,515
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,760,035,343

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,718,591,135
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,288,489)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (22,003,168)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       65,735,865
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,760,035,343

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,625,716,908 divided by 186,735,916 shares)                                        $8.71
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.71)*                                $9.14
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($113,760,537 divided by 13,060,814 shares)**                                         $8.71
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,258,398 divided by 1,292,001 shares)**                                           $8.71
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,299,500 divided by 1,065,257 shares)                                              $8.73
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.73)***                              $9.02
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2003 (Unaudited)
Interest income:                                                                $50,575,312
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,435,617
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      732,064
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   23,618
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     11,791
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,646,227
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               489,091
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                54,889
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                23,071
-------------------------------------------------------------------------------------------
Other                                                                               264,453
-------------------------------------------------------------------------------------------
Total expenses                                                                    7,680,821
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (38,593)
-------------------------------------------------------------------------------------------
Net expenses                                                                      7,642,228
-------------------------------------------------------------------------------------------
Net investment income                                                            42,933,084
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  1,341,074
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                          1,640
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (5,305,708)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                               (32,072,751)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (36,035,745)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $6,897,339
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2003*                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $42,933,084           $92,438,632
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (3,962,994)            8,238,827
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (32,072,751)             (814,050)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    6,897,339            99,863,409
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                                            (39,705,374)          (84,628,910)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,379,059)           (5,822,411)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (220,408)             (388,970)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (208,305)             (444,214)
-------------------------------------------------------------------------------------------------------
  From ordinary income
   Class A                                                                     --              (497,287)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --               (44,220)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                (2,758)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                (2,820)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (44,964,425)          (19,532,581)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (80,580,232)          (11,500,762)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,840,615,575         1,852,116,337
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $2,288,489 and $2,708,427,
respectively)                                                      $1,760,035,343        $1,840,615,575
-------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                     Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.88        $8.84        $8.53        $8.62        $9.30        $9.12
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .45          .50          .50          .47          .45
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .03          .30         (.09)        (.66)         .19
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .04          .48          .80          .41         (.19)         .64
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.44)        (.49)        (.50)        (.46)        (.46)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.44)        (.49)        (.50)        (.49)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.71        $8.88        $8.84        $8.53        $8.62        $9.30
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.47*        5.67         9.56         4.94        (2.12)        7.22
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,625,717   $1,704,023   $1,678,611   $1,577,487   $1,737,755   $1,998,387
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .41*         .81          .80          .78          .81          .81
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.43*        5.09         5.69         5.88         5.14         4.92
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.18*       17.70        13.40        19.25        11.02        29.61
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.88        $8.84        $8.53        $8.62        $9.30        $9.12
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .39          .44          .44          .41          .39
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .03          .30         (.09)        (.66)         .19
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .01          .42          .74          .35         (.25)         .58
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.38)        (.43)        (.44)        (.40)        (.40)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.38)        (.43)        (.44)        (.43)        (.40)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.71        $8.88        $8.84        $8.53        $8.62        $9.30
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.13*        4.93         8.85         4.26        (2.76)        6.52
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $113,761     $116,854     $157,217     $184,033     $219,300     $249,541
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .73*        1.46         1.45         1.43         1.46         1.46
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.10*        4.45         5.02         5.23         4.49         4.28
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.18*       17.70        13.40        19.25        11.02        29.61
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                             March 31                                        July 26, 1999+
operating performance               (Unaudited)           Year ended September 30       to Sept. 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.89        $8.84        $8.53        $8.63        $8.87
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .18          .38          .43          .43          .07
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.18)         .04          .30         (.10)        (.24)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                     --          .42          .73          .33         (.17)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.37)        (.42)        (.43)        (.07)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.37)        (.42)        (.43)        (.07)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.71        $8.89        $8.84        $8.53        $8.63
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.03)*       4.95         8.69         3.98        (1.85)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,258      $10,421       $6,502       $1,783         $637
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .81*        1.61         1.60         1.58          .29*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.03*        4.30         5.06         5.06          .88*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.18*       17.70        13.40        19.25        11.02
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                    Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.90        $8.86        $8.55        $8.64        $9.32        $9.14
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .42          .47          .47          .44          .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .04          .30         (.09)        (.65)         .19
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .03          .46          .77          .38         (.21)         .62
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.42)        (.46)        (.47)        (.44)        (.44)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.42)        (.46)        (.47)        (.47)        (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.73        $8.90        $8.86        $8.55        $8.64        $9.32
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.33*        5.34         9.22         4.63        (2.40)        6.89
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,299       $9,318       $9,787       $9,403       $9,764      $10,191
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .56*        1.11         1.10         1.08         1.11         1.11
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.28*        4.80         5.39         5.58         4.84         4.65
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.18*       17.70        13.40        19.25        11.02        29.61
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)


Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term tax exempt securities.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares, and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after the fund's portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after the fund's portfolio.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six month ended March 31, 2003, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2002, the fund had a capital loss carryover of approximately $8,060,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on September 30, 2008.

The aggregate identified cost on a tax basis is $1,679,607,068, resulting in gross unrealized appreciation and depreciation of $152,007,025 and $85,311,549, respectively, or net unrealized appreciation of $66,695,476.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates:
0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2003, the fund's expenses were reduced by $38,593 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,974 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter received net commissions of $46,358 and $457 from the sale of class A and class M shares, respectively, and received $69,670 and $1,065 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter, received $12,005 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $305,738,149 and $276,143,394, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,477,201         $99,993,046
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,076,290          26,834,406
---------------------------------------------------------------------------
                                            14,553,491         126,827,452

Shares repurchased                         (19,714,178)       (172,162,916)
---------------------------------------------------------------------------
Net decrease                                (5,160,687)       $(45,335,464)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,367,717        $257,298,762
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             6,308,218          55,237,693
---------------------------------------------------------------------------
                                            35,675,935         312,536,455

Shares repurchased                         (33,685,165)       (295,065,878)
---------------------------------------------------------------------------
Net increase                                 1,990,770         $17,470,577
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    925,674          $8,093,263
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               177,956           1,553,073
---------------------------------------------------------------------------
                                             1,103,630           9,646,336

Shares repurchased                          (1,200,884)        (10,478,605)
---------------------------------------------------------------------------
Net decrease                                   (97,254)          $(832,269)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,121,806         $27,437,423
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               416,537           3,647,316
---------------------------------------------------------------------------
                                             3,538,343          31,084,739

Shares repurchased                          (8,169,920)        (71,463,382)
---------------------------------------------------------------------------
Net decrease                                (4,631,577)       $(40,378,643)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    349,101          $3,047,275
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                15,844             138,264
---------------------------------------------------------------------------
                                               364,945           3,185,539

Shares repurchased                            (245,421)         (2,149,076)
---------------------------------------------------------------------------
Net increase                                   119,524          $1,036,463
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,226,474         $10,820,194
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                32,152             281,743
---------------------------------------------------------------------------
                                             1,258,626          11,101,937

Shares repurchased                            (821,421)         (7,219,984)
---------------------------------------------------------------------------
Net increase                                   437,205          $3,881,953
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     87,098            $763,963
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                18,196             159,145
---------------------------------------------------------------------------
                                               105,294             923,108

Shares repurchased                             (86,540)           (756,263)
---------------------------------------------------------------------------
Net increase                                    18,754            $166,845
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    211,087          $1,850,167
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                39,172             343,987
---------------------------------------------------------------------------
                                               250,259           2,194,154

Shares repurchased                            (308,303)         (2,700,622)
---------------------------------------------------------------------------
Net decrease                                   (58,044)          $(506,468)
---------------------------------------------------------------------------

THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

*Closed to new investors.

+An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

 Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.

FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA041-88636  011/322/472  5/03